Exhibit 99.2

Unaudited Pro Forma Condensed Consolidated Financial Statements

On January 8, 2026, Kustom Entertainment, Inc. (the “Company”, formerly Digital Ally, Inc.) through its wholly owned subsidiary Digital Ally Healthcare, Inc., a Kansas corporation (the “Seller”); entered into an Unit Purchase Agreement (the “Agreement”) whereby the Seller agrees to sell and convey its 51% ownership interest in Nobility Healthcare, LLC, a Kansas limited liability company (“NHC”) to Nobility LLC, an Arizona limited liability company (“Nobility”). NHC has historically issued a total of one hundred thousand (100,000) units of ownership interest with Seller owning fifty-one thousand (51,000) of such units, equal to fifty-one percent (51%) of the total number of units issued by NHC. An affiliate of Nobility owns the remaining 49% of NHC.

Under the Agreement the Seller agrees to sell and Nobility agrees to purchase (the “Purchase”) all of Seller’s Units (51% of the total units issued) for the consideration and on the terms and conditions provided for in the Agreement. The Agreement provides for the following consideration and principal terms:

●	One Hundred Thousand Dollars ($100,000) will be paid in immediately available funds to be paid to the Seller at Closing. In addition, at closing certain credits will be recognized totaling two hundred and nine thousand five hundred and one Dollars ($209,501) (the “Closing Credits”), which Closing Credits consist of $200,000 total amount of two advances (the “Advances”) made by Nobility to the Seller on December 18, 2024 and January 15, 2025 plus $9,501 due to Nobility from NHC for net working capital advances Nobility made to NHC as of December 31, 2025.

●	A promissory note issued by Nobility in the principal amount of One Million One Hundred Forty Thousand Four Hundred Ninety-Nine Dollars ($1,140,499) (the Earn-Out Note) to the Seller. The Earn-Out Note bears 6% interest and is payable in six (6) quarterly installments commencing on the 20th business day of July 2026, subject to an Earn-Out-Adjustment and final True Up Adjustment as defined below.

●	The Earn-Out Adjustment to the principal amount of this Earn-Out Note is measured by the difference between the actual revenue for the twelve-month period from January 1, 2025 through December 31, 2025 of $5,400,000 (the “Projected Revenue”) and the cash basis revenue (the “Measurement Period Revenue”) collected by NHC in its normal course of business during the twelve months following the Issue Date of this Note (the “Measurement Period”). The revenue will be measured on a quarterly basis and annualized as of the relevant period during the Measurement Period. The Earn Out Adjustment will be equivalent to 50% of the difference between the Projected Revenue and the actual Measurement Period revenue and can increase or decrease the Earn-Out Note balance however the Earn-Out Note balance cannot be reduced below zero.

●	The principal balance of the Earn-Out Note will be adjusted for 51% of the amount of payments NHC makes or owes to the U.S. Treasury or the various states, pertaining to income taxes, after the Closing relating to the period beginning with formation of NHC through December 31, 2025. Nobility will provide the Seller with a statement of any True-Up Adjustments for the Seller’s review at least ten (10) Business Days prior to effecting the True-Up Adjustment. If the Seller has any objections or questions, such objections or questions must be raised during the ten (10) Business Day review period, during which Seller shall be entitled to review Nobility’s records and cause an adjustment to Nobility’s calculation in the event of an error in the determination of the True-Up Adjustment. If there are no objections or questions from the Seller prior to the expiration of the ten (10) Business Day review period, the True-Up Adjustment in question will be deemed final.

The following unaudited pro forma condensed consolidated financial statements (“Unaudited Pro Forma Statements”) and explanatory notes are based on the Company’s historical condensed consolidated financial statements adjusted to give effect to the sale of the Revenue Cycle Management Business. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2025, and for the year ended December 31, 2024, have been prepared with the assumption that the sale of the Revenue Cycle Management Business occurred as of January 1, 2024. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2025, has been prepared with the assumption that the sale of the Revenue Cycle Management Business was completed as of the balance sheet date. The unaudited pro forma statements have been prepared by the Company based on assumptions deemed appropriate by the Company’s management. An explanation of pro forma adjustments is set forth under the notes hereto.

The Unaudited Pro Forma Statements are presented for illustrative purposes only and do not necessarily reflect what the Company’s financial condition or results of operations would have been had the sale of the Revenue Cycle Management Business occurred on the date indicated. Additionally, the Unaudited Pro Forma Statements do not purport to project the future financial condition or results of operations of the Company.

The Unaudited Pro Forma Statements should be read in conjunction with the audited financial statements and the notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as the Company’s unaudited condensed consolidated financial statements and notes thereto included in Digital’s Quarterly report on Form 10-Q for the period ended September 30, 2025.

KUSTOM ENTERTAINMENT, INC.

(formerly Digital Ally, Inc.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2025

(unaudited)

	Historical Kustom Entertainment, Inc.	Disposition of Revenue Cycle Business (a)	Other Adjustments (b)	Pro Forma Kustom Entertainment, Inc.
ASSETS
Current Assets:
Cash and cash equivalents	$793,360	$(191,386)	$300,000	$901,974
Accounts receivable	1,253,990	(566,895)	—	687,095
Subscriptions receivable	3,540,881	—	—	3,540,881
Other receivables	1,576	—	1,140,499	1,142,075
Inventories, net	2,622,542	—	—	2,622,542
Prepaid expenses	1,470,267	(75,096)	9,501	1,404,672

Total current assets	9,682,616	(833,377)	1,450,000	10,299,239

Property plant and equipment, net	477,645	(35,026)	—	442,619
Goodwill and other intangible assets, net	9,615,396	(1,756,401)	—	7,858,995
Operating lease right of use assets, net	1,635,261	(391,561)	—	1,243,700
Other assets	3,665,123	—	—	3,665,123

Total assets	$25,076,041	$(3,016,365)	$1,450,000	$23,509,676

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,023,270	$(77,891)	$—	$3,945,379
Accrued expenses	436,682	(14,975)	—	421,707
Current portion of operating lease Obligations	248,012	(74,128)	—	173,884
Contract liabilities – current portion	3,722,873	—	—	3,722,873
Note payable – related party	374,400	—	—	374,400
Debt obligations – current portion	865,292	—	—	865,292
Warrant derivative liabilities	1,116	—	—	1,116
Deposits	115,923	—	—	115,923
Income taxes payable	10,441	—	—	10,441

Total current liabilities	9,798,009	(166,994)		9,631,015

Long-term liabilities:
Debt obligations – long-term	138,439	—		138,439
Operating lease obligation – long-term	1,248,406	(317,434)	—	930,972
Deferred revenue – long term	5,207,189	—	—	5,207,189
Notes payable – related party – long-term portion	1,167,333	—	—	1,167,333

Total liabilities	17,559,376	(48,428)	—	17,074,948

Stockholders’ equity:
Common stock, $0.001 par value	576	—	—	576
Additional paid-in-capital	147,412,767	—	—	147,412,767
Noncontrolling interest in consolidated Subsidiary	(1,080,153)	1,080,153	—	—
Accumulated deficit	(138,816,525)	(3,612,090)	1,450,000	(140,978,615)

Total stockholders’ equity	7,516,665	(2,531,937)	1,450,000	6,434,728

Total liabilities and stockholders’ equity	$25,076,041	$(3,016,365)	$1,450,000	$23,509,676

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

KUSTOM ENTERTAINMENT, INC.

(formerly Digital Ally, Inc.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025

(unaudited)

	Historical Kustom Entertainment, Inc,	Disposition of Revenue Cycle Business (a)	Other Adjustments (b)	Pro Forma Kustom Entertainment, Inc,
Revenue:
Product	$3,602,202	$—	$—	$3,602,202
Service and other	11,042,258	(4,144,008)	—	6,898,250

Total revenue	14,644,460	(4,144,008)	—	10,500,452

Cost of revenue:
Product	5,482,693	—	—	5,482,693
Service and other	6,821,318	(2,616,329)	—	4,204,989

Total cost of revenue	12,304,011	(2,616,329)	—	9,687,682

Gross profit	2,340,449	(1,527,678)	—	812,771

Selling, general and administrative expenses:
Research and development expense	405,983	—	—	405,983
Selling, advertising and promotional expense	501,184	(18,532)	—	482,652
General and administrative expense	7,624,817	(1,268,059)	—	6,356,758

Total selling, general and administrative expenses	8,531,984	(1,286,591)	—	7,245,393

Operating loss	(6,191,535)	(241,087)	—	(6,432,622)

Other income (expense):
Interest income	95,808	—	—	95,808
Interest expense	(960,250)	—	—	(960,250)
Other income (loss)	252,603	—	—	252,603
Change in fair value of warrant derivative liabilities	3,373,919	—	—	3,373,919
Gain on extinguishment of liabilities	2,243,991	—	—	2,243,991

Total other income (expense)	5,006,071	—	—	5,006,071

Income (loss) before income tax benefit	(1,185,464)	(241,087)	—	(1,426,551)
Income tax benefit	—	—	—	—

Net loss	(1,185,464)	(241,087)	—	(1,426,551)

Net (income) attributable to noncontrolling interests of consolidated subsidiary	(118,133)	118,133	—	—

Net loss attributable to common stockholders	$(1,303,597)	$(122,954)	$—	$(1,426,551)

Net loss per share information:
Basic	$(4.20)			$(4.60)
Diluted	$(4.20)			$(4.60)

Weighted average shares outstanding:
Basic	310,129			310,129
Diluted	310,129			310,129

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

KUSTOM ENTERTAINMENT, INC.

(formerly Digital Ally, Inc.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

(unaudited)

	Historical Kustom Entertainment, Inc,	Disposition of Revenue Cycle Business	Other Adjustments	Pro Forma Kustom Entertainment, Inc,
Revenue:		(a)	(b)
Product	$5,404,317	$—	$—	$5,404,317
Service and other	14,246,485	(6,131,650)	—	8,114,835

Total revenue	19,650,802	(6,131,650)	—	13,519,152

Cost of revenue:
Product	5,899,130	—	—	5,899,130
Service and other	8,262,340	(3,766,336)	—	4,496,004

Total cost of revenue	14,161,470	(3,766,336)	—	10,395,134

Gross profit	5,489,332	(2,365,314)	—	3,124,018

Selling, general and administrative expenses:
Research and development expense	1,339,673	—	—	1,339,673
Selling, advertising and promotional expense	2,144,494	(23,529)	—	2,120,965
General and administrative expense	12,376,705	(1,838,399)	—	10,538,306
Goodwill and intangible asset impairment charge	4,830,000	(4,322,000)	—	508,000

Total selling, general and administrative expenses	20,690,872	(6,183,928)	—	14,506,944

Operating loss	(15,201,540)	3,818,614	—	(11,382,926)

Other income (expense):
Interest income	69,509	—	—	69,509
Interest expense	(3,815,323)	—	—	(3,815,323)
Other income	26,733	—	—	26,733
Loss on litigation	(1,959,396)	—	—	(1,959,396)
Loss on extinguishment of debt	(753,339)	—	—	(753,339)
Loss on disposal of intangibles	(119,979)			(119,979)
Change in fair value of warrant derivative liabilities	(1,240,407)	—	—	(1,240,407)
Gain on sale of property, plant and equipment	360,082			360,082
Gain on extinguishment of liabilities	917,935	—	—	917,935

Total other income (expense)	(6,514,185)	—	—	(6,514,185)

Income (loss) before income tax benefit	(21,715,725)	3,818,614	—	(17,897,111)
Income tax benefit	—	—	—	—

Net loss	(21,715,725)	3,818,614	—	(17,897,111)

Net (income) attributable to noncontrolling interests of consolidated subsidiary	1,871,578	(1,871,578)	—	—

Net loss attributable to common stockholders	$(19,844,147)	$1,947,036	$—	$(17,897,111)

Net loss per share information:
Basic	$(33,463.00)			$(30,180.63)
Diluted	$(33,463.00)			$(30,180.63)

Weighted average shares outstanding:
Basic	593			593
Diluted	593			593

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

KUSTOM ENTERTAINMENT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 Description of the Transaction and Basis of Presentation

On January 8, 2026, Kustom Entertainment, Inc. (the “Company”, formerly Digital Ally, Inc.) through its wholly owned subsidiary Digital Ally Healthcare, Inc., a Kansas corporation (the “Seller”); entered into an Unit Purchase Agreement (the “Agreement”) whereby the Seller agrees to sell and convey its 51% ownership interest in Nobility Healthcare, LLC, a Kansas limited liability company (“NHC”) to Nobility LLC, an Arizona limited liability company (“Nobility”). NHC has historically issued a total of one hundred thousand (100,000) units of ownership interest with Seller owning fifty-one thousand (51,000) of such units, equal to fifty-one percent (51%) of the total number of units issued by NHC. An affiliate of Nobility owns the remaining 49% of NHC.

Under the Agreement the Seller agrees to sell and Nobility agrees to purchase (the “Purchase”) all of Seller’s Units (51% of the total units issued) for the consideration and on the terms and conditions provided for in the Agreement. The Agreement provides for the following consideration and principal terms:

●	One Hundred Thousand Dollars ($100,000) will be paid in immediately available funds to be paid to the Seller at Closing. In addition, at closing certain credits will be recognized totaling two hundred and nine thousand five hundred and one dollars ($209,501) (the “Closing Credits”), which Closing Credits consist of $200,000 total amount of two advances (the “Advances”) made by Nobility to the Seller on December 18, 2024 and January 15, 2025 plus $9,501 due to Nobility from the Company for net working capital advances it made to the Company as of December 31, 2025.

●	A promissory note issued by Nobility in the principal amount of One Million One Hundred Forty Thousand Four Hundred Ninety-Nine Dollars ($1,140,499) (the Earn-Out Note) to the Seller. The Earn-Out Note bears 6% interest and is payable in six (6) quarterly installments commencing on the 20th business day of July 2026 subject to an Earn-Out-Adjustment and final True Up Adjustment as defined below.

●	The Earn-Out Adjustment to the principal amount of this Earn-Out Note is measured by the difference between the actual revenue for the twelve-month period from January 1, 2025 through December 31, 2025 of $5,400,000 (the “Projected Revenue”) and the cash basis revenue (the “Measurement Period Revenue”) collected by the Company in its normal course of business during the twelve months following the Issue Date of this Note (the “Measurement Period”). The revenue will be measured on a quarterly basis and annualized as of the relevant period during the Measurement Period. The Earn Out Adjustment will be equivalent to 50% of the difference between the Projected Revenue and the actual Measurement Period revenue and can increase or decrease the Earn-Out Note balance however the Earn-Out Note balance cannot be reduced below zero.

●	The principal balance of the Earn-Out Note will be adjusted for 51% of the amount of the payments NHC makes or owes to the U.S. Treasury or the various states, pertaining to income taxes, after the Closing relating to the period beginning with formation of NHC through December 31, 2025. Nobility will provide the Seller with a statement of any True-Up Adjustments for the Seller’s review at least ten (10) Business Days prior to effecting the True-Up Adjustment. If the Seller has any objections or questions, such objections or questions must be raised during the ten (10) Business Day review period, during which Seller shall be entitled to review Nobility’s records and cause an adjustment to Nobility’s calculation in the event of an error in the determination of the True-Up Adjustment. If there are no objections or questions from the Seller prior to the expiration of the ten (10) Business Day review period, the True-Up Adjustment in question will be deemed final.

Note 2 Pro Forma Adjustments

The pro forma adjustments included in the Unaudited Pro Forma Condensed Combined Statements of Operations, including certain adjustments that were made to the historical presentation of Digital as follows:

(a)	Adjustments to reflect the disposition of Kustom’s 51% ownership interest in the Revenue Cycle Business. pursuant to the terms of the Agreement. Such adjustments include the sale of all operating assets comprising the Revenue Cycle Management Business subject to the assumption of certain Revenue Cycle Management Business operating liabilities as defined in the Agreement.

(b)	Represents the consideration paid to Kustom pursuant to the Agreement including i) $100,000 cash at closing and ii) a promissory note issued by Nobility in the principal amount of $1,140,499 to the Seller. The promissory note bears 6%interest and is payable in six (6) quarterly installments commencing on the 20th business day of July 2026, subject to an earn-out-adjustment and final True-Up Adjustment, as defined in the Agreement.